Exhibit 21.1

Denali Holding Inc. Subsidiary List

Name	Jurisdiction
Aelita Software Corporation	Delaware
ASAP Software Express Inc	Illinois
Aventail L.L.C.	Delaware
BakBone Software GmbH	Germany
BakBone Software India Private Limited	India
Bakbone Software Limited	United Kingdom
BakBone Software, Inc	California
BearingPoint Management Consulting (Shanghai) Ltd.	China
Boomi, Inc.	Delaware
Bracknell Boulevard (Block C) LLC	Delaware
Bracknell Boulevard (Block D) LLC	Delaware
Bracknell Boulevard Management Company Limited	United Kingdom
Branch of Dell (Free Zone Company L.L.C)	Saudi Arabia
Branch Office of Dell Software LLC in Saint-Petersburg	Russian Federation
Charonware, s.r.o.	Czech Republic
Credant Technologies GmbH	Germany
Credant Technologies International, Inc.	Delaware
Credant Technologies, Inc.	Delaware
DCC Executive Security Inc.	Delaware
Dell (Chengdu) Company Limited	China
Dell (China) Company Limited	China
Dell (China) Company Limited—Beijing Branch	China
Dell (China) Company Limited—Beijing Information Technology Branch Office	China
Dell (China) Company Limited—Beijing Liaison Office	China
Dell (China) Company Limited—Chengdu Liaison Office	China
Dell (China) Company Limited—Dalian Branch	China
Dell (China) Company Limited—Guangzhou Branch	China
Dell (China) Company Limited—Guangzhou Liaison Office	China
Dell (China) Company Limited—Hang Zhou Liaison Office	China
Dell (China) Company Limited—Nanjing Liaison Office	China
Dell (China) Company Limited—Shanghai Branch	China
Dell (China) Company Limited—Shen Zhen Liaison Office	China
Dell (China) Company Limited—Shenzhen Branch	China
Dell (China) Company Limited—Xiamen Branch	China
Dell (PS) Investments B.V.	Netherlands
Dell (PS) Limited	Ireland
Dell (PS) Systems B.V.	Netherlands
Dell (PS) TSI (Netherlands) B.V.	Netherlands
Dell (Switzerland) GmbH	Switzerland
Dell (Xiamen) Company Limited	China
Dell (Xiamen) Company Limited—Dalian Branch	China
Dell A/S	Denmark
Dell AB	Sweden
Dell America Latina Corp, Argentina Branch	Argentina

Name	Jurisdiction
Dell America Latina Corp.	Delaware
Dell AS	Norway
Dell Asia B.V.	Netherlands
Dell Asia Holdings Pte. Ltd.	Singapore
Dell Asia Pacific Sdn.—Philippines Representative Office	Philippines
Dell Asia Pacific Sdn. Bhd.	Malaysia
Dell Asset Revolving Trust-B	Delaware
Dell Asset Syndication L.L.C.	Delaware
Dell Australia Pty Limited	Australia
Dell B.V.	Netherlands
Dell B.V., Taiwan Branch	Taiwan
Dell Bank International Designated Activity Company	Ireland
Dell Bank International Designated Activity Company, Sucursal en España	Spain
Dell Business Process Solutions India Private Limited	India
Dell Canada Inc.	Canada
Dell Catalog Sales LP Representative Office	Philippines
Dell Colombia Inc	Delaware
Dell Colombia Inc—COLOMBIA BRANCH	Colombia
Dell Computadores do Brasil Ltda.	Brazil
Dell Computer (Pty) Limited	South Africa
Dell Computer De Chile Ltda.	Chile
Dell Computer EEIG	United Kingdom
Dell Computer Holdings L.P.	Texas
Dell Computer SA	Spain
Dell Computer Services de Mexico S.A. de C.V.	Mexico
Dell Computer spol. s r.o.	Czech Republic
Dell Conduit Funding-B L.L.C.	Delaware
Dell Corporation (Thailand) Co., Ltd.	Thailand
Dell Corporation Limited	United Kingdom
Dell Costa Rica SA	Costa Rica
Dell Depositor L.L.C.	Delaware
Dell DFS Corporation	Delaware
Dell DFS Holdings Kft	Hungary
Dell DFS Holdings LLC	Delaware
Dell Direct	Ireland
Dell Distribution Maroc (Succ)	Morocco
Dell El Salvador, Limitada	El Salvador
Dell Emerging Markets (EMEA) Limited	United Kingdom
Dell Emerging Markets (EMEA) Limited	Jordan
Dell Emerging Markets (EMEA) Limited	Tunisia
Dell Emerging Markets (EMEA) Limited—Egypt Representative Office	Egypt
Dell Emerging Markets (EMEA) Limited—Representative Office	Lebanon
Dell Emerging Markets (EMEA) Limited—Representative Office	Romania
Dell Emerging Markets (EMEA) Limited (Kazakhstan Representative Office)	Kazakhstan
Dell Emerging Markets (EMEA) Limited (Kenya Branch)	Kenya
Dell Emerging Markets (EMEA) Limited (Uganda Representative Office)	Uganda
Dell Emerging Markets (EMEA) Limited External Company (Ghana)	Ghana
Dell Emerging Markets (EMEA) Limited Trade Representative Office (Bulgaria)	Bulgaria

Name	Jurisdiction
DELL EMERGING MARKETS (EMEA) LIMITED za usluge, Podružnica Zagreb	Croatia
Dell Equipment Finance Trust 2014-1	Delaware
Dell Equipment Finance Trust 2015-1	Delaware
Dell Equipment Finance Trust 2015-2	Delaware
Dell Equipment Funding LP	Delaware
Dell Equipment GP LLC	Delaware
Dell Federal Systems Corporation	Delaware
Dell Federal Systems GP L.L.C.	Delaware
Dell Federal Systems L.P.	Texas
Dell Federal Systems LP L.L.C.	Delaware
Dell Financial Services Canada Limited	Canada
Dell Financial Services L.L.C.	Delaware
Dell Funding L.L.C.	Nevada
Dell FZ-LLC	United Arab Emirates
Dell FZ-LLC—Abu Dhabi Branch	United Arab Emirates
Dell FZ-LLC—BAHRAIN BRANCH	Bahrain
Dell FZ-LLC—Qatar Branch	Qatar
Dell Gesellschaft m.b.H	Austria
Dell Global B.V.	Netherlands
Dell Global B.V.—Bangladesh Liaison Office	Bangladesh
Dell Global B.V.—Indonesia Representative Office	Indonesia
Dell Global B.V.—Pakistan Liaison Office	Pakistan
Dell Global B.V.—Philippines Representative Office	Philippines
Dell Global B.V.—Sri Lanka Liaison / Representative Office	Sri Lanka
Dell Global B.V. (Singapore Branch)	Singapore
Dell Global Business Center Sdn. Bhd.	Malaysia
Dell Global Holdings II B.V.	Netherlands
Dell Global Holdings III B.V.	Netherlands
Dell Global Holdings IV L.L.C.	Delaware
Dell Global Holdings L.L.C.	Delaware
Dell Global Holdings VII LLC	Delaware
Dell Global Holdings X L.L.C.	Delaware
Dell Global International B.V.	Netherlands
Dell GmbH	Germany
Dell GmbH—Munich Branch	Germany
Dell Guatemala, Ltda.	Guatemala
Dell Halle GmbH	Germany
Dell Hong Kong Limited	Hong Kong
Dell Hungary Technology Solutions Trade LLC	Hungary
Dell III—Comercio de Computadores, Unipessoal Lda	Portugal
Dell Inc.	Delaware
Dell Information Technology (Kunshan) Company Limited	China
Dell International Holdings IX B.V.	Netherlands
Dell International Holdings Kft	Hungary
Dell International Holdings SAS	France
Dell International Holdings VIII B.V.	Netherlands
Dell International Holdings X B.V.	Netherlands
Dell International Holdings XII Coöperatief U.A.	Netherlands

Name	Jurisdiction
Dell International Inc. (Korea)	Korea, Republic of
Dell International L.L.C.	Delaware
Dell International Services India Private Limited	India
Dell International Services Philippines, Inc.	Philippines
Dell International Services SRL	Romania
Dell Japan Inc	Japan
Dell Latinoamerica, S. de R.L.	Panama
Dell Leasing Mexico S. de RL de C.V.	Mexico
Dell Leasing Mexico Services S. de. R.L. de C.V.	Mexico
Dell LLC	Russian Federation
Dell Marketing Corporation	Delaware
Dell Marketing GP L.L.C.	Delaware
Dell Marketing L.P.	Texas
Dell Marketing LP L.L.C.	Delaware
Dell Mexico S.A. de C.V.	Mexico
Dell Morocco SAS	Morocco
Dell New Zealand Limited	New Zealand
Dell NV	Belgium
Dell Panama S de RL	Panama
Dell Peru S.A.C.	Peru
Dell Procurement (Xiamen) Company Limited	China
Dell Procurement (Xiamen) Company Limited—Shanghai Branch	China
Dell Procurement (Xiamen) Company Limited—Shenzhen Branch	China
Dell Procurement (Xiamen) Company Limited—Shenzhen Liaison Office	China
Dell Product and Process Innovation Services Corp.	Delaware
Dell Products	Ireland
Dell Products (Europe) B.V.	Netherlands
Dell Products (Poland) Sp.z.o.o.	Poland
Dell Products Corporation	Delaware
Dell Products GP LLC	Delaware
Dell Products L.P.	Texas
Dell Products LP L.L.C.	Delaware
Dell Products Manufacturing Limited	Ireland
Dell Protective Services Inc.	Delaware
Dell Puerto Rico Corp.	Puerto Rico
Dell Receivables Corporation	Delaware
Dell Receivables GP LLC	Delaware
Dell Receivables L.P.	Texas
Dell Receivables LP LLC	Delaware
Dell Revolver Company L.P.	Delaware
Dell Revolver Funding L.L.C.	Nevada
Dell Revolver GP L.L.C.	Delaware
Dell Revolving Transferor L.L.C.	Delaware
Dell S.à r.l	Luxembourg
Dell S.p.A	Italy
Dell s.r.o.	Slovakia
Dell SA	France
Dell SA	Switzerland
Dell Sales Malaysia Sdn. Bhd.	Malaysia

Name	Jurisdiction
Dell SAS	Morocco
Dell Services (China) Company Limited	China
Dell Services (China) Company Limited—Beijing Consulting Branch	China
Dell Services (China) Company Limited—Shanghai Branch	China
Dell Services (China) Company Limited—Tianjin Branch -Deregistered	China
Dell Services Federal Government, Inc.	Virginia
Dell Services GmbH	Germany
Dell Services Pte. Ltd.	Singapore
Dell Singapore Pte. Ltd.	Singapore
Dell Software (Beijing) Company Limited	China
Dell Software (Beijing) Company Limited, Guangzhou Branch Office	China
Dell Software (Beijing) Company Limited, Shanghai Branch Office	China
Dell Software (Pty) Limited	South Africa
Dell Software (Thailand) Co., Ltd.	Thailand
Dell Software (UK) Limited	United Kingdom
Dell Software (Zhuhai) Company Limited	China
Dell Software AB	Sweden
Dell Software ApS	Denmark
Dell Software AS	Norway
Dell Software B.V.	Netherlands
Dell Software BVBA	Belgium
Dell Software Canada Inc.	Canada
Dell Software Company Limited	Ireland
Dell Software Europe Limited	United Kingdom
Dell Software Europe Limited	Ireland
Dell Software GmbH	Germany
Dell Software Hong Kong Limited	Hong Kong
Dell Software Inc.	Delaware
Dell Software India Private Limited	India
Dell Software International Limited	Ireland
Dell Software Japan, Ltd.	Japan
Dell Software Korea Ltd	Korea, Republic of
Dell Software LLC	Russian Federation
Dell Software Ltda. (Brazil)	Brazil
Dell Software New Zealand Limited	New Zealand
Dell Software Pty. Ltd.	Australia
Dell Software S.r.l. Unipersonale	Italy
Dell Software s.r.o.	Slovakia
Dell Software SARL	France
Dell Software Sdn. Bhd.	Malaysia
Dell Software Singapore Pte. Ltd.	Singapore
Dell Software SL	Spain
Dell Software sp. z o.o.	Poland
Dell Software Switzerland GmbH	Switzerland
Dell Solutions (UK) Limited	United Kingdom
Dell Sp.z o.o.	Poland
Dell Systems (TSI) Mauritius Private Limited	Mauritius
Dell Systems (UK) Limited	United Kingdom
Dell Systems Applications Solutions, Inc.	Delaware

Name	Jurisdiction
Dell Systems Communications Services, Inc.	Delaware
Dell Systems Corporation	Texas
Dell Systems Europe Limited	United Kingdom
Dell Systems TSI (Hungary) Likviditásmenedzsment Korlátolt Felelısségő Társaság	Hungary
Dell Taiwan B.V.	Netherlands
Dell Taiwan B.V., Taiwan Branch	Taiwan
Dell Technology & Solutions Israel Ltd	Israel
Dell Technology & Solutions Limited	Ireland
Dell Technology & Solutions Nigeria Limited	Nigeria
Dell Technology Products And Services SA	Greece
Dell Technology S.R.L.	Romania
Dell Technology Services, Inc, Sociedad De Responsabilidad Limitada	Costa Rica
Dell Teknoloji Limited Sirketi	Turkey
Dell Trading (Kunshan) Company Limited	China
Dell USA Corporation	Delaware
Dell USA GP L.L.C.	Delaware
Dell USA L.P.	Texas
Dell USA LP LLC	Delaware
Dell World Trade Corporation	Delaware
Dell World Trade GP L.L.C.	Delaware
Dell World Trade L.P.	Texas
Dell World Trade LP L.L.C.	Delaware
Denali Finance Corp.	Delaware
Denali Intermediate Inc.	Delaware
DFS B.V.	Netherlands
DIH VII C.V.	Netherlands
DIH VIII C.V.	Netherlands
DIH X C.V.	Netherlands
Elbert Mx, S. de R.L. de C.V.	Mexico
Elbert S.A.	Argentina
Elbert Software Chile SpA	Chile
Elbert Software S.A.	Panama
Enstratius, Inc.	Delaware
Force10 Networks (Shanghai) Company Limited (in liquidation)	China
Force10 Networks Global, Inc.	Delaware
Force10 Networks International, Inc	Delaware
Force10 Networks Singapore Pte. Ltd.	Singapore
Force10 Networks Singapore Pte. Ltd., Hong Kong Branch	Hong Kong
Force10 Networks, Inc.	Delaware
License Technologies Group, Inc.	Delaware
LLC Dell Ukraine	Ukraine
Ocarina Networks India Private Limited	India
OptiGrowth Capital S.a.r.l	Luxembourg
Oy Dell AB	Finland
PassGo Technologies Limited	United Kingdom
Perot Systems (Shanghai) Consulting Co., Ltd	China
Perot Systems India Foundation	India
PrSM Corporation	Tennessee

Name	Jurisdiction
PSC GP Corporation	Delaware
PSC Healthcare Software, Inc.	Delaware
PSC LP Corporation	Delaware
PSC Management Limited Partnership	Texas
PT Dell Indonesia	Indonesia
Q.S.I. Quest Software Israel Limited	Israel
Quest Holding Company, LLC	California
Quest Holdings SARL	Luxembourg
Quest Software Public Sector, Inc.	Delaware
Representative Office of Dell Global B.V. in Hanoi	Vietnam
Representative Office of Dell Global B.V. in Ho Chi Minh City	Vietnam
ScriptLogic Corporation	Delaware
SecureWorks Australia Pty. Ltd.	Australia
SecureWorks Corp.	Delaware
SecureWorks Europe Limited	United Kingdom
SecureWorks Europe S.R.L.	Romania
SecureWorks India Private Limited	India
SecureWorks Japan K.K.	Japan
SecureWorks SAS	France
SecureWorks, Inc.	Georgia
SonicWALL AG	Switzerland
SonicWALL B.V.	Netherlands
SonicWALL B.V. (Singapore Branch)	Singapore
SonicWALL Mexico, S. de R.L. de C.V.	Mexico
SonicWALL Russia LLC	Russian Federation
SonicWALL Services Private Limited	India
SonicWALL Shanghai Limited	China
StatSoft CR s.r.o	Czech Republic
StatSoft Holdings, Inc.	Delaware
Statsoft Holdings, Inc., Taiwan Branch	Taiwan
StatSoft Iberica—Representacao E Consultoria De Software LDA	Portugal
StatSoft Israel Limited	Israel
StatSoft Italia S.r.l	Italy
StatSoft Limited	United Kingdom
StatSoft Pacific Pty. Ltd.	Australia
StatSoft, Inc.	Delaware
Symlabs—Desenvolvimento de Software, S.A.	Portugal
Transaction Applications Group, Inc.	Nebraska
Universal Acquisition Co.	Delaware
Werner Colombia S.A.S.	Colombia
Werner Japan K.K.	Japan
Wyse International LLC	Delaware
Wyse Technology (Beijing) Co. Ltd.	China
Wyse Technology (UK) Limited	United Kingdom
Wyse Technology China (HK) Limited	Hong Kong
Wyse Technology GmbH	Germany
Wyse Technology International B.V.	Netherlands
Wyse Technology L.L.C.	Delaware
Wyse Technology Singapore Pte. Ltd.	Singapore